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                                                                   EXHIBIT 10.39


     AMENDMENT NO. 2 dated as of September 9, 1998 (this "Amendment"), to the Credit Agreement dated as of September 4, 1997 (the "Credit Agreement") among SOUTHERN FOODS GROUP, L.P., a limited partnership organized under the laws of the State of Delaware (the "Borrower"), the several banks and financial institutions party to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK, as Administrative Agent.

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

     B. Section 6.08(b) of the Credit Agreement provides, inter alia, that the Borrower will not make, directly or indirectly, any payment on or other distribution on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, subject to certain exceptions set forth in such Section.

     C. The Borrower has requested that the Required Lenders and the Administrative Agent consent to an amendment to Section 6.08(b) of the Credit Agreement, and the Administrative Agent and the Required Lenders are willing to consent to such amendment, on the terms and subject to the conditions set forth herein.

     D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment to Section 6.08(b). Section 6.08(b) of the Credit Agreement is hereby amended by (a) renumbering paragraph (iii) of Section 6.08(b) as paragraph (iv) thereof and (b) inserting the following paragraph as the new Section 6.08(b)(iii):

     "(iii) purchase, redemption or retirement of Subordinated Debt in an aggregate principal amount not to exceed $40,000,000, provided that immediately prior to, and after giving effect to, any such purchase, redemption or retirement, no Default shall have occurred and be continuing; and"

     SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default has occurred and is continuing.

     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this
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Amendment that, when taken together, bear the signatures of the Borrower, the
Administrative Agent and the Required Lenders.

         SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of section 9.01 of the Credit Agreement.

         SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.




                                              SOUTHERN FOODS GROUP, L.P.,

                                               by SFG Management Limited
                                                  Liability Company, its sole
                                                  General Partner,

                                                  by /s/ PATRICK K. FORD
                                                     ------------------------
                                                     Name:  Patrick K. Ford
                                                     Title: Assistant Secretary